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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 2002


                            D&E COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                   000-20709               23-2837108
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                              124 East Main Street
                                  P.O. Box 458
                             Ephrata, PA 17522-0458
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 733-4101
              (Registrant's telephone number, including area code)


                           No Change Since Last Report
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

Attached as Exhibit 99.1 hereto is a copy of the Registrant's Press Release dated May 1, 2002 regarding its unaudited operating results for the first quarter ended March 31, 2002, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)     Exhibits.

      99.1 D&E press release regarding unaudited operating results for the quarter ended March 31, 2002.

      99.2 Certain Information that will be disclosed by the Company in a proposed private placement of senior debt securities.

ITEM 9. REGULATION FD DISCLOSURE

        As previously disclosed in our Registration Statement on Form S-4 (File No. 333-78488) relating to our pending acquisition of Conestoga Enterprises, Inc., we have obtained a commitment from a bank to provide a new 8 1/2-year variable rate senior secured term loan for $125 million and a $25 million increase to our existing credit facility to fund a portion of the cash consideration of the acquisition. While we have the bank financing commitment, we are exploring a $175 million private placement of senior notes that would be issued in lieu of the new bank financing and used, together with the net cash proceeds from the recent sale of our interest in our PCS ONE wireless business, to pay the cash consideration of the acquisition, as well as to repay existing indebtedness and pay certain related fees and expenses. The notes will be sold in a private placement and resold by the initial purchaser under Rule 144A of the Securities Act of 1933, as amended, and will be made only to qualified institutional buyers or to institutional accredited investors in transactions exempt from registration under the Securities Act. No assurance can be made that the private placement of senior notes will be completed.

        In connection with the offering of the senior notes, we anticipate disclosing to prospective purchasers of the senior notes certain information. We have elected to provide certain of this information in this Current Report on Form 8-K as Exhibit 99.2 for informational purposes. None of the information contained in this Form 8-K or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act or into any other documents unless such information is expressly and specifically identified in such filing as being incorporated by reference therein.

        The senior notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer to sell or the solicitation or an offer to buy, nor shall there be any sale of, any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

        This current report on Form 8-K, together with the information attached as Exhibit 99.2 hereto, includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could" or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this Form 8-K include, among others, statements concerning:

-       projections of future results of operations or financial condition;

- management's estimates of certain identified anticipated cost savings resulting from the Conestoga acquisition;

- the timing, cost and expected impact on our results of operations of our planned capital expenditures;

- the description of our financial condition and results of operations on a pro forma basis reflecting the Conestoga acquisition;

- our ability to consummate the proposed Conestoga acquisition and to realize the expected benefits related to it; and

-       expectations of the continued availability of capital resources.

        The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth under the caption "Risk Factors" in the Registration Statement on Form S-4 (File No. 333-76488) and elsewhere in this Form 8-K and include, without limitation, risks related to the following:

-       increasing competition in the communications industry;

-       a complex and uncertain regulatory environment;

-       our ability to integrate Conestoga's operations into our business;

- the impact on our business if we were unable to sell the Conestoga Wireless business; and

- the impact on our business of our significant indebtedness and the covenants relating to this indebtedness; and

        All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Form 8-K might not occur.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            D&E COMMUNICATIONS, INC.
                                            ------------------------
                                            (Registrant)

                                            By: /s/ Thomas E. Morell
                                               ---------------------
                                               Thomas E. Morell
                                               Vice President, Chief Financial
                                               Officer and Treasurer


                                            Date: May 1, 2002